                               September ___, 2003

                          FIRST AMENDMENT TO FACTORING
                           AGREEMENT AND WAIVER LETTER

Decorize, Inc.
1938 East Phelps
Springfield, Missouri 65802

Ladies and Gentlemen:

         Please refer to the Factoring Agreement between Decorize, Inc. (the
"Client") and us, dated January 30, 2003 (such Factoring Agreement, as amended, modified, supplemented or restated from time to time, being hereinafter known as the "Agreement"). You have advised us that based upon the most recent financial statements and information available to you that you will not be in compliance with the net income/loss covenant contained in Section 4.6 of the Agreement for the fiscal year ended June 30, 2003 ("FYE 2003"). You have requested that we waive such non-compliance to enable your accountant to issue the appropriate financial statements.

         This letter is to confirm that we hereby waive compliance with said financial covenants solely with respect to FYE 2003 and to further confirm that
(i) the foregoing shall not constitute Defaults and/or Events of Default under the Factoring Agreement and (ii) we hereby waive any and all rights we may have to accelerate any of the Obligations and exercise any other remedies against you or the Collateral as a result thereof.

         Additionally, the Agreement is hereby amended as follows:

         A. By deleting Section 4.6 in its entirety and substituting in lieu thereof the following:

         4.6 For your fiscal year ending June 30, 2003, your consolidated financial statements shall show consolidated net loss (determined in accordance with GAAP) of not greater than $150,000 and for fiscal year ending June 30, 2004, your consolidated financial statements shall show consolidated net loss (determined in accordance with GAAP) of not greater than $600,000 and for each fiscal year ending thereafter your net income (determined in accordance with GAAP) shall exceed $1 for each such year.

         In consideration of our execution of this waiver and amendment, you agree to pay to us an accommodation fee of $5,000. Such fee shall be due and payable on the date hereof and may (at our option) be charged to your loan account on the respective due date thereof. Except to the extent set forth herein, no other waiver of, or change in any of the terms, provisions or conditions of the Agreement is intended or implied. Except to the extent set forth herein, this agreement shall not constitute a waiver of any other existing
Defaults or Events of Default under the Agreement (whether or not we have knowledge thereof), and shall not constitute a waiver of any future Defaults or
Events of Default whatsoever. This agreement is without prejudice to, and specifically reserves, all of our rights and remedies against you under the
Agreement, all of which are hereby ratified and remain in full force and effect.

         The undersigned guarantors hereby consent to, and agree to be bound by, the amendment to the Agreement set forth herein and confirm that the respective instruments of guaranty remain in full force and effect against them in accordance with their terms.

         The Client agrees to pay all costs and expenses incurred by us in connection with the preparation of this amendment, including, without limitation, all reasonable fees and expenses attributable to the services of our attorneys (whether in-house or outside).

         As amended hereby, the terms and conditions of the Agreement remain in full force and effect. With respect to any period (or a portion of any period)
ending prior to the effective date hereof, amounts in respect of interest, fees, and other amounts payable by you to us or for our account under the Agreement shall be calculated in accordance with the provisions of the Agreement without giving effect to this amendment.

         This amendment shall be effective the date first above written.

                                         Very truly yours,

                                         THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                         By: ___________________________________
                                                Name: __________________________
                                                     Title: ____________________

READ AND AGREED TO:

DECORIZE, INC.

By: ______________________________
      Name: ______________________
      Title: _____________________

CONSENTED TO BY GUARANTORS:

FAITH WALK DESIGNS, INC.

By: ______________________________
      Name: ______________________
      Title: _____________________

GUILDMASTER, INC.

By: ______________________________
      Name: ______________________
      Title: _____________________

______________________________(SEAL)
Brent S. Olson

______________________________(SEAL)
James K. Parson

______________________________(SEAL)
Alex Budsinsky

______________________________(SEAL)
Jon Baker